Exhibit 99.3

June 16, 2016

To the Parties listed on

Schedule I hereto

Re:	Waiver of Sections 1.2(d) and 1.5 of Stockholders Agreement

Ladies and Gentlemen:

Reference is made to that certain Stockholders Agreement dated as of April 24, 2014, by and among Zimmer Biomet Holdings, Inc. (formerly known as Zimmer Holdings, Inc.), a Delaware corporation (the “Company”), LVB Acquisition Holding, LLC, a Delaware limited liability company (the “Principal Stockholder”), and each of the other Persons whose name appears on the signature pages thereto and any Person who becomes a party pursuant to Section 2.1(b)(i) or Section 2.1(b)(ii) thereof, as amended by Amendment No. 1 to the Stockholders Agreement dated as of March 30, 2015 (the “Stockholders Agreement”). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Stockholders Agreement.

The Company hereby temporarily waives the requirement that the Principal Stockholder Investors whose names appear on the signature pages hereto cause the Principal Stockholder Directors to resign from the Company’s Board of Directors pursuant to Section 1.2(d) and Section 1.5 of the Stockholders Agreement and any right to claim a breach of such Section 1.2(d) or Section 1.5 by any party to the Stockholders Agreement for failure to cause the Principal Stockholder Directors to resign from the Company’s Board of Directors, in each case due to the occurrence of a Principal Stockholder Rights Termination Event on June 16, 2016 as a result of the sale of the Company’s Common Stock by certain of the Principal Stockholder Investors. Such waiver shall be effective from the date hereof and continue to the earlier of (a) the second Business Day following completion of the first regularly scheduled meeting of the Board of Directors of the Company in July 2016 and (b) such other date specified by the Company in a written notice delivered pursuant to the Stockholders Agreement at least three Business Days in advance of such other date.

For the avoidance of doubt, upon expiration or termination of this waiver, such obligations of the Principal Stockholder Investors under Section 1.2(d) and Section 1.5 of the Stockholders Agreement and the rights of the Company with respect thereto will be reinstated and the Principal Stockholder Investors shall immediately cause the Principal Stockholder Directors to resign from the Company’s Board of Directors unless otherwise resolved by a majority of the members of the Board of Directors (excluding the Principal Stockholder Directors). The waivers contained in the foregoing paragraph shall apply solely with respect to the matters and time periods expressly set forth in such paragraph. Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Stockholders Agreement shall remain the same and in full force and effect.

[Signature Page Follows]

Zimmer Biomet

345 E Main Street, Warsaw, IN 46580

800.613.6131

Very truly yours,

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Daniel P. Florin

Name:	Daniel P. Florin
Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Resignation Waiver]

Accepted and Acknowledged:

KKR BIOMET LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Vice President

TPG PARTNERS IV, L.P.

By: TPG GenPar IV, L.P., its General Partner
By:	TPG GenPar IV Advisors, LLC, its General Partner

By:	/s/ Clive Bode
Name: Clive Bode
Title: Vice President

TPG PARTNERS V, L.P.

By: TPG GenPar V, L.P., its General Partner
By: TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Clive Bode
Name: Clive Bode
Title: Vice President

TPG FOF V-A, L.P.

By: TPG GenPar V, L.P., its General Partner
By: TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Clive Bode
Name: Clive Bode
Title: Vice President

TPG FOF V-B, L.P.

By: TPG GenPar V, L.P., its General Partner
By: TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Clive Bode
Name: Clive Bode
Title: Vice President

TPG LVB CO-INVEST LLC

By:	TPG GenPar V, L.P., its Managing Member
By:	TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Clive Bode
Name: Clive Bode
Title: Vice President

TPG LVB CO-INVEST II LLC

By:	TPG GenPar V, L.P., its Managing Member
By:	TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Clive Bode
Name: Clive Bode
Title: Vice President

Schedule I

KKR Biomet LLC

c/o Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 200

Menlo Park, CA 94025

TPG Partners IV, L.P.

TPG Partners V, L.P.

TPG FOF V-A, L.P.

TPG FOF V-B, L.P.

TPG LVB Co-Invest LLC

TPG LVB Co-Invest II LLC

301 Commerce Street

Suite 3300

Fort Worth, Texas 76102